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                      PRUDENTIAL PACIFIC GROWTH FUND, INC.

                         Supplement dated April 7, 1999
                     to Statement of Additional Information
                            Dated February 25, 1999

THE FOLLOWING INFORMATION SUPPLEMENTS AND REPLACES THE SECTION ENTITLED "PERFORMANCE INFORMATION" IN THE STATEMENT OF ADDITIONAL INFORMATION:

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return of the Class A shares for the one year, five year and since inception (July 24, 1992) periods ended October 31, 1998 was (34.35)%, (8.38)% and (0.03)%, respectively, and for the Class B shares, was (36.34)%, (8.36)% and 0.08%, respectively, for the same periods. The average annual total return for Class C shares for the one year and since inception (August 1, 1994) periods ended October 31, 1998 was (32.44)% and (11.79)%, respectively. The average annual total return for Class Z shares for the one year and since inception (March 1, 1996) periods ended October 31, 1998 was (30.67)% and (17.08)%, respectively.

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

      YIELD = 2[(  a - b  +1)to the power of 6 - 1]
                   -----
                    cd

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.
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    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

Where: P = a hypothetical initial payment of $1000.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for Class A shares for the one year, five year and since inception (July 24, 1992) periods ended October 31, 1998 was (15.53)%, (32.21)% and 9.29%, respectively, and for Class B shares was (16.32)%, (34.65)% and 4.32%, respectively, for the same periods. The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended October 31, 1998 was (16.32)% and (38.45)%, respectively. The aggregate total return for Class Z shares for the one year and since inception (March 1, 1996) periods ended October 31, 1998 was (15.36)% and (35.89)%, respectively.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

                                    [CHART]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                           PERFORMANCE COMPARISON OF
                         DIFFERENT TYPES OF INVESTMENTS
                     OVER THE LONG TERM (1/1926-12/31/1997)
                             COMMON STOCKS - 11.0%
                          LONG-TERM GOV'T BONDS - 5.1%
                                INFLATION - 3.1%
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    (1)Source: Ibbotson Associates STOCKS, BONDS, BILLS AND INFLATION--1997
YEARBOOK (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

MF 157C1